INVESTOR UPDATE Second Quarter 2024

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 26 Yrs Banking: 26 Yrs FMB: 9 Yrs Banking: 21 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 16 Yrs Banking: 36 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 16 Yrs Banking: 34 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/2024 $18.3 Billion $12.7 Billion $14.6 Billion $9.3 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 0.96% 8.27% 12.26% 4.12% 1.33x 10.6x Moody’s a3 Baseline Credit Assessment1 Market Cap $1.9B Largest financial services holding company headquartered in Central Indiana 116 Banking Centers 4 *Assets Under Management - $3.8 Billion 1Moody’s Credit Opinion – First Merchants Corporation, July 9, 2024, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Grew net interest income and net interest margin ▪ Annualized loan growth of 6.1% ▪ Provision expense totaled $24.5 million due to elevated net charge-off’s ▪ Maintained strong capital position with tangible common equity ratio of 8.27%; grew tangible book value 7.16% ROE 11.29% ROTCE2 ROE & ROTCE (Annualized) $39.5 Million $0.68 Per Share Net Income & EPS1 0.87% ROA 1.52% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Second Quarter Year-to-Date 7.82% ROE 12.26% ROTCE2 ROE & ROTCE (Annualized) $86.9 Million $1.48 Per Share Net Income & EPS1 0.96% ROA 1.41% PTPP ROA2 ROA (Annualized) ▪ Repurchased 1,481,565 shares totaling ~$50 million; redeemed $65 million of sub debt ▪ Annualized loan growth of 2.7% ▪ Reported EPS of $1.48 compared to $2.09 in 2023. ▪ Efficiency ratio of 53.84% ▪ Completed our 4th and last major technology initiative for the year ▪ Repurchased 593,123 shares totaling ~$20 million; redeemed $25 million of sub debt

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.7B
Loans: $2.8B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 3
Deposits: $4.3B
Loans: $2.0B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.4B
Loans: $2.3B
Columbus
Columbus MSA Rank: 14
Deposits: $0.7B
Loans: $1.4B
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.5B
Loans: $4.2B

MSA and County ranking data per FDIC

[1]Commercial includes Municipal deposits and Consumer includes Private Wealth and Mortgage

First Merchants Corporation
Helping you prosper

Loan Growth Annualized[1]

	2Q24 Balance ($B)	Growth
Commercial	9.6	5.7%
Consumer	3.0	10.5%
Total Loan Growth QTD		6.1%
Total Loan Growth YTD		2.7%

- Strong Commercial loan growth fueled by C&I, offsetting declines in the IRE portfolio:
  - C&I annualized growth during the quarter was 13.8% or ~$230mm
  - IRE annualized decline during the quarter was 22.7% or ~$100mm
- Commercial pipeline remained strong at quarter end for both C&I and IRE
- Consumer loan strength continues with growth in Small Business, Portfolio Residential Mortgage loans and Private Banking
- Consumer pipeline increased from last quarter end with mortgage showing strong seasonal gains

Deposit Growth Annualized[1]

	2Q24 Balance ($B)	Growth
Commercial	7.2	-10.5%
Consumer	6.4	-11.5%
Total Deposit Growth QTD		-8.5%
Total Deposit Growth YTD		-3.4%

- Normal seasonality, post tax season, contributed to the quarterly deposit declines across each business unit
  - Consumer deposit balances increased 4.7% from prior year
  - Commercial deposit balances decreased 2.5% from prior year
- Proactive interest rate management (reduction in rates) through various product types continue to be a focus

7

Second Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,032.3	$18,078.3	$18,309.5	$18,317.8	$18,303.4	($14.4)	-0.3%
2.	Total Loans	12,297.5	12,302.4	12,505.0	12,480.7	12,671.9	191.2	6.1%
3.	Investments	3,891.5	3,713.7	3,811.4	3,783.6	3,753.1	(30.5)	-3.2%
4.	Deposits	14,581.2	14,646.6	14,821.5	14,884.6	14,569.1	(315.5)	-8.5%
5.	Total Equity	2,145.6	2,092.6	2,247.7	2,224.8	2,212.5	(12.3)	-2.2%
6.	TCE Ratio	7.96%	7.65%	8.40%	8.32%	8.27%	-0.05%	
7.	Total RBC Ratio	13.48	13.66	13.67	13.34	12.95	-0.39	
8.	ACL / Loans	1.80	1.67	1.64	1.64	1.50	-0.14	
9.	NCOs / Avg Loans	0.06	0.66	0.10	0.07	1.26	1.19	
10.	NPAs + 90PD / Assets	0.43	0.33	0.32	0.38	0.37	-0.01	
	Summary Income Statement							
11.	Net Interest Income	$137.9	$133.4	$130.1	$127.1	$128.6	$1.5	1.2%
12.	Provision for Credit Losses	0.0	2.0	1.5	2.0	24.5	22.5	
13.	Noninterest Income	26.3	27.8	26.4	26.6	31.3	4.7	17.7%
14.	Noninterest Expense	92.6	93.8	108.1	96.9	91.4	(5.5)	-5.7%
15.	Pre-tax Income	71.6	65.4	46.9	54.8	44.0	(10.8)	-19.7%
16.	Provision for Taxes	10.7	9.0	4.4	6.8	4.1	(2.7)	-39.7%
17.	Net Income	60.9	56.4	42.5	48.0	39.9	(8.1)	-16.9%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	60.4	55.9	42.0	47.5	39.4	(8.1)	-17.0%
20.	ROAA	1.34%	1.24%	0.92%	1.04%	0.87%	-0.17%	
21.	ROAE	11.29	10.38	7.89	8.47	7.16	-1.31	
22.	ROTCE	18.04	16.54	12.75	13.21	11.29	-1.92	
23.	Net Interest Margin	3.39	3.29	3.16	3.10	3.16	0.06	
24.	Efficiency Ratio	52.21	53.91	63.26	59.21	53.84	-5.37	
	Per Share							
25.	Earnings per Diluted Share	$1.02	$0.94	$0.71	$0.80	$0.68	($0.12)	
26.	Tangible Book Value per Share	23.34	22.43	25.06	25.07	25.10	0.03	
27.	Dividend per Share	0.34	0.34	0.34	0.34	0.35	0.01	
28.	Dividend Payout Ratio	33.3%	36.2%	47.9%	42.5%	51.5%	9.0%	

2Q24 Highlights

- **53.84% Efficiency Ratio**
- **Net interest income,** increased $1.5 million due to higher earning asset income and lower funding costs
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $68.5 million** PTPP ROA was 1.49% and PTPP ROE was 12.43%[1]
- **8.27% TCE Ratio**
- **$25.10 Tangible Book Value per share**

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)	For the Six Months Ended June 30, 2022	2023	2024	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$17,780.5	$18,032.3	$18,303.4	$271.1	1.5%
2. Total Loans	11,406.5	12,297.5	12,671.9	374.4	3.0%
3. Investments	4,630.0	3,891.5	3,753.1	(138.4)	-3.6%
4. Deposits	14,570.9	14,581.2	14,569.1	(12.1)	-0.1%
5. Total Equity	1,977.6	2,145.6	2,212.5	67.0	3.1%
6. TCE Ratio	7.04%	7.96%	8.27%	0.31%	
7. Total RBC Ratio	12.73	13.48%	12.95	-0.53	
8. ALLL / Loans	1.98	1.80	1.50	-0.30	
9. NCOs / Avg Loans	-0.01	0.03	0.67	0.64	
10. NPAs + 90PD / Assets	0.30	0.43	0.37	-0.06	
Summary Income Statement					
11. Net Interest Income	$230.9	$282.0	$255.6	($26.4)	-9.4%
12. Provision for Credit Losses	16.8	0.0	26.5	26.5	
13. Noninterest Income	54.2	51.3	58.0	6.7	13.1%
14. Noninterest Expense	169.6	186.3	188.3	2.0	1.1%
15. Pre-tax Income	98.7	147.0	98.8	(48.2)	-32.8%
16. Provision for Taxes	11.1	22.0	10.9	(11.1)	-50.5%
17. Net Income	87.6	125.0	87.9	(37.1)	-29.7%
18. Preferred Stock Dividends	0.5	1.0	1.0	0.0	
19. Net Income Available to Common Stockholders	87.1	124.0	86.9	(37.1)	-29.9%
20. ROAA	1.05%	1.38%	0.96%	-0.42%	
21. ROAE	8.90	11.74	7.82	-3.92	
22. ROTCE	13.98	18.91	12.26	-6.65	
23. Net Interest Margin	3.16	3.48	3.13	-0.35	
24. Efficiency Ratio	55.90	51.96	56.47	4.51	
Per Share					
25. Earnings per Diluted Share	$1.54	$2.09	$1.48	($0.61)	
26. Tangible Book Value per Share	20.45	23.34	25.10	1.76	
27. Dividend per Share	0.61	0.66	0.69	0.03	
28. Dividend Payout Ratio	39.6%	31.6%	46.6%	15.0%	

Year-to-Date Highlights

- **56.47% Efficiency Ratio**
- **Net interest income declined 9.4% from prior year** due to increased funding costs
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $128.7 million** PTPP ROA was 1.40% and PTPP ROE was 11.58%[1]
- **TCE Ratio increased 0.31% to 8.27%** over prior year
- **Tangible Book Value per share totaled $25.10,** an increase of $1.76 over prior year

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

Municipal Bonds 56% Mortgage- Backed Securities 26% Collateralized Mortgage Obligations 5% U.S. Agencies 12% Corporate Obligations 1% ▪ Net unrealized AFS Loss of $265.3 million ($ 247.7 M prior Q) ▪ Net unrealized HTM Loss of $355.3 million ($ 343.2 M prior Q) Investment Portfolio Highlights 10 2Q24 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.8B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 2Q 2023 $1.4 million loss ▪ 3Q 2023 $1.7 million loss ▪ 4Q 2023 $2.3 million loss ▪ 1Q 2024 none ▪ 2Q 2024 none Unrealized Losses▪ Effective duration of 6.2 years ▪ Cash flow of $286 million in the next 12 months / ~2.14% yield ▪ AA rated municipal bond portfolio ▪ ~53% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 $3.9 $3.7 $3.8 $3.8 $3.8 2.56% 2.55% 2.56% 2.58% 2.61% 2Q23 3Q23 4Q23 1Q24 2Q24 Investments ($B) Yield on Investments (%)

Commercial & Industrial 31.1% Commercial Real Estate Owner-Occupied 9.3% Commercial Real Estate Non-Owner Occupied 18.3% Construction Land & Land Development 6.5% Agricultural Land & Production 1.9% Public Finance/Other Commercial 7.6% Residential Mortgage 19.0% Home Equity 5.0% Other Consumer 1.3% Loan Portfolio Highlights 11 2Q24 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.7B Total 2Q24 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q24 • $8.6 billion variable rate • $4.1 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Total loan yield of 6.72% ▪ New/renewed loan yields averaged 8.13% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Fixed Rate 33% Prime-Based 12% Other Variable Rates 9% SOFR-Based 46% $12.3 $12.3 $12.5 $12.5 $12.7 6.34% 6.58% 6.71% 6.68% 6.72% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 12 2Q24 Allowance for Credit Losses - Loans Highlights ▪ $24.5 million Q2 provision expense ▪ The reserve for unfunded commitments totals $19.5 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $20.3 million inclusive of credit and interest rate marks Change in ACL – Loans $221.1 $205.8 $204.9 $204.7 $189.5 1.80% 1.67% 1.64% 1.64% 1.50% 2Q23 3Q23 4Q23 1Q24 2Q24 Allowance Allowance to Loans $223,277 $204,934 $189,537 $7,300 $26,500 $25,643 $41,897 ACL - Loans 12/31/2022 Net Charge- offs 2023 Provision Exp. 2023 ACL - Loans 12/31/2023 Net Charge- offs 2024 YTD Provision Exp. 2024 YTD ACL - Loans 6/30/2024 Increase Decrease

Deposit Portfolio Highlights 13 2Q24 Deposit Composition Highlights $14.6B Total 1Total brokered deposits of $632 million, which includes brokered CDs of $167 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 89% core deposits2 • 16% noninterest bearing • 38% yield 5 bps or less ▪ Rate paid on interest-bearing deposits remained flat quarter over quarter at 3.16% ▪ Cumulative interest-bearing deposit beta remains at 57% ▪ Insured 70.2% / Uninsured 29.8% ▪ Average deposit account balance of $33,000 1 Demand Deposits 53% Savings Deposits 30% Certificates & Time Deposits > $100k 10% Certificates & Time Deposits < $100k 6% Brokered Certificates of Deposits 1% $14.6 $14.6 $14.8 $14.9 $14.6 1.99% 2.32% 2.58% 2.64% 2.66% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion $143.7 $139.3 $135.9 $132.9 $134.4 3.39% 3.29% 3.16% 3.10% 3.16% 2Q23 3Q23 4Q23 Q24 2Q24 Net Interest Income - FTE ($millions) Net Interest Margin 2Q23 3Q23 4Q23 1Q24 2Q24 1. Net Interest Income - FTE ($millions) 143.7$ 139.3$ 135.9$ 132.9$ 134.4$ 2. Fair Value Accretion 2.0$ 2.0$ 1.7$ 1.4$ 1.5$ 3. Adjusted Net Interest Income - FTE 1 141.7$ 137.3$ 134.2$ 131.5$ 132.9$ 4. Tax Equivalent Yield on Earning Assets 5.36% 5.55% 5.64% 5.65% 5.69% 5. Interest Expense/Average Earning Assets 1.97% 2.26% 2.48% 2.55% 2.53% 6. Net Interest Margin 3.39% 3.29% 3.16% 3.10% 3.16% 7. Fair Value Accretion Effect 0.05% 0.05% 0.04% 0.03% 0.03% 8. Adjusted Net Interest Margin 1 3.34% 3.24% 3.12% 3.07% 3.13%

Wealth Management $8.8 28% Gain on Sale of Loans $5.1 16% Service Charges $8.2 26% Card Payment Fees $4.7 15% Derivative Hedge Fees $0.5 2%BOLI $1.9 6% Other Customer Fees $0.5 2% Other $1.6 5% Noninterest Income Highlights 15 2Q24 Noninterest Income Detail ($M) $31.3M Total Noninterest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $27.9 million for 2Q24, increased $3.3 million from 1Q24 driven by higher gains on the sales of mortgage loans and private wealth fees ▪ Non-customer related fees increased $1.4 million from prior quarter primarily due to an increase in CRA investment valuations 15.5% 16.6% 16.3% 16.7% 18.9% $7.4 $7.4 $8.2 $8.2 $8.8 $3.6 $5.5 $4.1 $3.3 $5.1 $7.8 $8.0 $7.7 $7.9 $8.2 $4.5 $4.7 $4.4 $4.5 $4.7 $3.0 $2.2 $2.0 $2.7 $4.5 $26.3M $27.8M $26.4M $26.6M $31.3M 2Q23 3Q23 4Q23 1Q24 2Q24 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

52.21% 53.91% 63.26% 59.21% 53.84% Salary & Benefits $52.2 57% Premises & Equipment $13.3 14% Outside Data Processing $7.1 8% Professional & Other Outside Services $3.8 4% Intangible Asset Amortization $1.8 2%Marketing $1.8 2% FDIC Expense $3.3 4% Other $8.1 9% Noninterest Expense Highlights 16 2Q24 Noninterest Expense Detail $91.4M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Decrease from Q1 driven by a $6.1 million decline in salaries and benefits and a $1 million decline in FDIC assessments. Offsetting these declines was the inclusion of $0.7 million of gains on the sale of properties in the prior quarter recorded in Other Expenses. 14Q23 & 1Q24 Efficiency Ratio excluding non-core expenses, see “Non-GAAP Financial Information” for reconciliation 55.56%1 57.03%1 $54.8 $55.6 $60.9 $58.3 $52.2 $12.9 $12.5 $15.2 $13.5 $13.3 $6.6 $6.6 $5.9 $6.9 $7.1 $18.3 $19.2 $26.1 $18.2 $18.8 $92.6M $93.9M $108.1M $96.9M $91.4M 2Q23 3Q23 4Q23 1Q24 2Q24 Salary & Benefits Premises & Equipment Outside Data Processing Other

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ Capital ratios reflect $25 million of sub debt redemption and $20 million of stock buyback during 2Q24; $65 million of sub debt redemption and $50 million of stock buyback YTD ▪ TCE Ratio including marks on held-to-maturity securities portfolio is 6.78% ▪ CET1 including net unrealized loss in AOCI on available-for-sale securities is 9.77% Highlights 7.96% 7.65% 8.40% 8.32% 8.27% 2Q23 3Q23 4Q23 1Q24 2Q24 TCE Ratio Target TCE (8.00%) 11.07% 11.26% 11.35% 11.25% 11.02% 2Q23 3Q23 4Q23 1Q24 2Q24 CET 1 Ratio Target CET1 Ratio (10.00%) 13.48% 13.66% 13.67% 13.34% 12.95% 2Q23 3Q23 4Q23 1Q24 2Q24 TRBC Ratio Target TRBC Ratio (12.50%)

2Q24 Highlights Loan Portfolio 18 Geography Loan Portfolio Trends ($M) Strong C&I loan demand. Higher rates moderating investment real estate activity. ▪ C&I and CRE OO up $263 million ▪ CRE NOO & Construction down $163.3 million Real Estate Concentration Levels: ▪ CRE Construction: 43.2% / 100% ▪ CRE Total: 164.9% / 300% Year Over Year Highlights Loan growth of $374.4 million or 3.0% ▪ Balanced commercial loan growth - $241.1 million • C&I – Regional Banking - $399.5 million • C&I - Sponsor Finance - $18.9 million • Public Finance - $1.2 million ▪ Total Resi Mtg & Cons. - $133.4 million • Mortgage growth of $127.4 million, primarily from portfolio ARMs. 83.8% of borrowers within four state Midwest geography

Loan Portfolio Insights

Commercial

C&I



Manufacturing 20.1%
Finance & Insurance 11.5%
Wholesale Trade 10.0%
Other Admin Services 9.9%
Retail Trade 8.3%
Professional Service 6.9%
Construction 5.1%
Transp./Warehouse 3.8%
Specialty Trade 3.4%
Investment CRE 3.3%
Top Industries
% of C&I loans

C&I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 2Q24 at 45.3% from 42.0% 1Q24
- Shared National Credits:
  - $830.6 million to 73 Borrowers, $10.8 million average balance
  - Top borrowers in Wholesale Trade, Agriculture, Finance & Insurance, and Manufacturing
- $56.8 million of SBA guaranteed loans

C&I - Sponsor Finance

- $817.5 million to 84 companies, top borrowers in Construction, Rental and Leasing, Finance and Insurance, Manufacturing, and Other Admin/Prof. Services
- Senior Debt/Adj. EBITDA < 3.0X ~ 81.7%
- Total Debt/Adj. EBITDA < 4.0X ~ 76.5%
- FCCR > 1.50X ~ 64.6%
- ~5.4% Classified (as a % of portfolio)

Construction Finance

- $136.7 million Resi Real Estate Construction
- $686.6 million CRE Construction[3]

($M)	Balance	Commit.	% CRE Construction[3]	Commit. QoQ $ Change
Multi-Family	$ 431	$ 867	62.8%	$ 92
Self Storage	$ 71	$ 94	10.3%	$ 11
Land/Land dev	$ 38	$ 43	5.5%	$ (6)
Office-Medical	$ 7	$ 8	1.0%	$ (15)
Office-General	$ 6	$ 23	0.9%	$ (0.7)

Mortgage & Consumer

Home Equity / Other Consumer

- > 95.8% of $686.9 million in consumer loans had a credit score exceeding 669 at origination[1]

Residential Mortgage

- $256.1 million residential mortgage secured, related to commercial loan relationships
- $2.1 billion residential mortgage loans
  - > 91% of $1.8 billion in residential portfolio loans had a credit score at origination exceeding 669[2]

First Merchants Corporation
Helping you prosper

[1]Excludes ~14% of loans where origination data is unavailable
[2]Excludes ~13% of residential loans where origination data is unavailable
[3]Includes Construction, Land, & Land Development

19

Office - Maturities Loan Portfolio Insights (continued) 20 Total Loans $12.7 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are 43.9% of total office with WALTV of ~62.7% at origination ▪ Largest NOO Office $24.8 million, medical office, 39.3% LTV ▪ 2nd largest $18.2 million, 40% owner occupied Office Maturities $243.3 Million Office % Total Loans Multi- Family Industrial Retail Warehouse / Storage Office Hotel Other Total CRE (NOO) Balance: 693.5$ 349.2$ 333.9$ 272.7$ 243.3$ 129.6$ 301.3$ 2,323.5$ Commitment: 724.5$ 366.3$ 339.6$ 277.3$ 247.6$ 129.6$ 304.0$ 2,388.9$ # of loans: 464 464 294 101 193 27 106 1649 % of Total Loans: 5.5% 2.8% 2.6% 2.2% 1.9% 1.0% 2.4% 18.3% Average Loan Balance: 1.5$ 0.8$ 1.1$ 2.7$ 1.3$ 4.8$ 2.8$ 1.4$ Top 10 - Avg. Loan Com: 17.4$ 8.6$ 8.5$ 15.9$ 10.8$ 10.8$ 17.7$ 23.5$

Asset Quality 21 Asset Quality Trends ($M) Highlights ▪ Largest Non-Accruals: • Hospitality • Nursing Care Facilities • Transportation ▪ Charge-offs • YTD Net Charge-offs of $41.9 million, 67 basis points of average loans • Largest quarterly Charge-offs: • C&I Transportation $27.5 million • C&I Manufacturing $ 8.6 million 2Q23 3Q23 4Q23 1Q24 2Q24 1. Non-Accrual Loans 69.2$ 53.1$ 53.6$ 62.5$ 61.9$ 2. Other Real Estate 7.7 6.5 4.8 4.9 4.8 3. 90PD Loans 0.4 0.1 0.2 2.8 1.7 4. NPAs + 90PD 77.3$ 59.7$ 58.6$ 70.2$ 68.4$ 5. NPAs + 90PD/Loans and ORE 0.63% 0.49% 0.47% 0.56% 0.54% 6. Classified Loans 257.0$ 232.2$ 242.8$ 279.4$ 296.6$ 7. Classified Loans/Loans 2.09% 1.89% 1.94% 2.24% 2.34% 8. Net Charge-offs (QTD) 1.9$ 20.4$ 3.1$ 2.3$ 39.6$ 9. QTD NCO/Avg. Loans (Annualized) 0.06% 0.66% 0.10% 0.07% 1.26%

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) Non-Accrual Migration: ▪ $1.8 million decrease in NPAs and 90+ days past due • $11.2 million reduction in prior quarter non- accruals • Two relationships accounted for $46.6 million of $51.6 million new non-accrual balances • $36.1 million charge-off to the two new non-accrual relationships 2Q24 Highlights 2Q23 3Q23 4Q23 1Q24 2Q24 1. Beginning Balance NPAs + 90PD 61.4$ 77.3$ 59.7$ 58.6$ 70.2$ Non-Accrual 2. Add: New Non-Accruals 33.2 7.5 10.3 17.7 51.6 3. Less: To Accrual or Payoff (8.3) (2.5) (6.1) (5.6) (11.2) 4. Less: To OREO - (0.2) - - (0.1) 5. Less: Charge-offs (2.3) (20.9) (3.7) (3.2) (40.9) 6. Non-Accrual Loans Change 22.6 (16.1) 0.5 8.9 (0.6) Other Real Estate Owned (ORE) 7. Add: New ORE Properties - 0.2 - 0.1 0.1 8. Less: ORE Sold (0.1) (1.4) (0.6) - (0.2) 9. Less: ORE Losses (write-downs) - - (1.1) - - 10. ORE Change (0.1) (1.2) (1.7) 0.1 (0.1) 11. 90PD Change (6.6) (0.3) 0.1 2.6 (1.1) 12. NPAs + 90PD Change 15.9 (17.6) (1.1) 11.6 (1.8) 13. Ending Balance NPAs + 90PD 77.3$ 59.7$ 58.6$ 70.2$ 68.4$

Track Record of Shareholder Value 23 10-Year Total Return (2013-2023) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2013-2023: 10.2% CAGR 2013-2023: 7.5% Adjusted CAGR1 8.7% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2013-2023: 22.2% 1 215% 191% FRME S&P BMI US Bank $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $1.48 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD'24 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $0.69 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD'24 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 12.26% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD'24 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $25.10 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $28.71 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD'24 TBVPS TBVPS Without AFS OCI

History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022) $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

26 APPENDIX

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars in Thousands, Except Per Share Amounts)	2Q23	3Q23	4Q23	1Q24	2Q24	6/30/22 YTD	6/30/23 YTD	6/30/24 YTD
Net Income Available to Common Stockholders - GAAP	$ 60,393	$ 55,898	$ 42,010	$ 47,472	$ 39,456	$ 87,108	$ 124,003	$ 86,928
Adjustments:								
PPP loan income	(9)	(8)	(7)	-	-	(2,775)	(34)	-
Acquisition-related expenses	-	-	-	-	-	12,701	-	-
Acquisition-related provision expense	-	-	-	-	-	16,755	-	-
Non-core expenses[1,2]	-	-	12,682	3,481	-	-	-	3,481
Tax on adjustments	2	2	(3,088)	(848)	-	(6,542)	8	(848)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 60,386	$ 55,892	$ 51,597	$ 50,105	$ 39,456	$ 107,247	$ 123,977	$ 89,561
Average Diluted Common Shares Outstanding	59,448	59,503	59,556	59,273	58,328	56,516	59,446	58,800
Diluted Earnings Per Common Share - GAAP	$ 1.02	$ 0.94	$ 0.71	$ 0.80	$ 0.68	$ 1.54	$ 2.09	$ 1.48
Adjustments:								
PPP loan income	-	-	-	-	-	(0.05)	-	-
Acquisition-related expenses	-	-	-	-	-	0.22	-	-
Acquisition-related provision expense	-	-	-	-	-	0.30	-	-
Non-core expenses[1,2]	-	-	0.21	0.06	-	-	-	0.06
Tax on adjustments	-	-	(0.05)	(0.01)	-	(0.12)	-	(0.01)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 1.02	$ 0.94	$ 0.87	$ 0.85	$ 0.68	$ 1.89	$ 2.09	$ 1.53

[1]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

First Merchants Corporation
Helping you prosper

27

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	2Q23	3Q23	4Q23	1Q24	2Q24	6/30/22 YTD	6/30/23 YTD	6/30/24 YTD
Net Interest Income (GAAP)	$ 137,835	$ 133,383	$ 130,064	$ 127,063	$ 128,571	$ 230,941	$ 281,954	$ 255,634
Other Income (GAAP)	26,319	27,842	26,443	26,638	31,334	54,174	51,316	57,972
Total Revenue	164,154	161,225	156,507	153,701	159,905	285,115	333,270	313,606
Less: Other Expenses (GAAP)	(92,593)	(93,854)	(108,103)	(96,935)	(91,412)	(169,638)	(186,313)	(188,347)
Add: Non-core Expenses[1,2] (non-GAAP)	-	-	12,682	3,481	-	12,701	-	3,481
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 71,561	$ 67,371	$ 61,086	$ 60,247	$ 68,493	$ 128,178	$ 146,957	$ 128,740
Average Assets (GAAP)	$ 18,170,649	$ 18,152,239	$ 18,397,200	$ 18,430,521	$ 18,332,159	$ 16,627,804	$ 18,096,832	$ 18,381,340
Average Equity (GAAP)	$ 2,139,877	$ 2,154,232	$ 2,130,993	$ 2,242,139	$ 2,203,361	$ 1,956,532	$ 2,111,658	$ 2,222,750
PTPP/Average Assets (PTPP ROA)	1.58%	1.48%	1.33%	1.31%	1.49%	1.54%	1.62%	1.40%
PTPP/Average Equity (PTPP ROE)	13.38%	12.51%	11.47%	10.75%	12.43%	13.10%	13.92%	11.58%

[1]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

First Merchants Corporation
Helping you prosper

[1]Non-core expenses include one-time charges consisting of $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

28

Non-GAAP 29 NET INTEREST MARGIN ("NIM"), ADJUSTED 2Q23 3Q23 4Q23 1Q24 2Q24 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 137,835$ 133,383$ 130,063$ 127,063$ 128,571$ Fully Taxable Equivalent ("FTE") Adjustment 5,858 5,911 5,853 5,795 5,859 Net Interest Income (FTE) (non-GAAP) 143,693 139,294 135,916 132,858 134,430 Average Earning Assets (GAAP) 16,968,465$ 16,947,669$ 17,222,714$ 17,123,851$ 17,013,984$ Net Interest Margin (GAAP) 3.25% 3.15% 3.02% 2.97% 3.02% Net Interest Margin (FTE) (non-GAAP) 3.39% 3.29% 3.16% 3.10% 3.16% 6/30/22 YTD 6/30/23 YTD 6/30/24 YTD (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 230,940$ 281,954$ 255,634$ Fully Taxable Equivalent ("FTE") Adjustment 11,904 12,179 11,655 Net Interest Income (FTE) (non-GAAP) 242,844 294,133 267,289 Average Earning Assets (GAAP) 15,355,265$ 16,896,834$ 17,068,917$ Net Interest Margin (GAAP) 3.01% 3.34% 3.00% Net Interest Margin (FTE) (non-GAAP) 3.16% 3.48% 3.13%

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

	2Q23	3Q23	4Q23	1Q24	2Q24	2Q22 YTD	2Q23 YTD	2Q24 YTD
EFFICIENCY RATIO (dollars in thousands):								
Non Interest Expense (GAAP)	$ 92,593	$ 93,854	$ 108,103	$ 96,935	$ 91,413	$ 169,638	$ 186,313	188,348
Less: Intangible Asset Amortization	(2,182)	(2,182)	(2,182)	(1,957)	(1,771)	(3,669)	$ (4,379)	(3,728)
Less: OREO and Foreclosure Expenses	(916)	(677)	(1,743)	(534)	(373)	(298)	$ (898)	(907)
Adjusted Non Interest Expense (non-GAAP)	89,495	90,995	104,178	94,444	89,269	165,671	181,036	183,713
Net Interest Income (GAAP)	137,835	133,383	130,063	127,063	128,571	230,941	281,954	255,634
Plus: Fully Taxable Equivalent Adjustment	5,858	5,911	5,853	5,795	5,859	11,904	12,179	11,655
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	143,693	139,294	135,916	132,858	134,430	242,845	294,133	267,289
Non Interest Income (GAAP)	26,319	27,842	26,444	26,638	31,334	54,174	51,316	57,972
Less: Investment Securities (Gains) Losses	1,392	1,650	2,317	2	49	(656)	2,963	51
Adjusted Non Interest Income (non-GAAP)	27,711	29,492	28,761	26,640	31,383	53,518	54,279	58,023
Adjusted Revenue (non-GAAP)	171,404	168,786	164,677	159,498	165,813	296,363	348,412	325,312
Efficiency Ratio (non-GAAP)	**52.21%**	**53.91%**	**63.26%**	**59.21%**	**53.84%**	**55.90%**	**51.96%**	**56.47%**
Adjusted Non Interest Expense (non-GAAP)	89,495	90,995	104,178	94,444	89,269	165,671	181,036	183,713
Non-core expenses[1,2]	-	-	(12,682)	(3,481)	-	-	-	(3,481)
Adjusted Non Interest Expense Excluding Non-Core Expenses (non-GAAP)	89,495	90,995	91,496	90,963	89,269	165,671	181,036	180,232
Efficiency Ratio Excluding Non-Core Expenses (non-GAAP)	**52.21%**	**53.91%**	**55.56%**	**57.03%**	**53.84%**	**55.90%**	**51.96%**	**55.40%**

[1]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

First Merchants Corporation
Helping you prosper

30

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

		2Q22		2Q23		3Q23		4Q23		1Q24		2Q24
Total Risk-Based Capital Ratio (dollars in thousands)												
Total Stockholders' Equity (GAAP)		1,977,641		2,145,565		2,092,644		2,247,713		2,224,803		2,212,525
Adjust for Accumulated Other Comprehensive (Income) Loss[1]		198,556		217,964		307,270		175,970		198,029		211,979
Less: Preferred Stock		(25,125)		(25,125)		(25,125)		(25,125)		(25,125)		(25,125)
Add: Qualifying Capital Securities		25,000		25,000		25,000		25,000		25,000		25,000
Less: Tier 1 Capital Deductions		-		-		-		-		-		-
Less: Disallowed Goodwill and Intangible Assets		(743,285)		(734,666)		(732,903)		(731,315)		(729,734)		(728,321)
Less: Disallowed Deferred Tax Assets		(1,554)		(258)		(192)		(131)		(340)		(282)
Add: Modified CECL Transition Amount		23,028		11,514		11,514		11,514		-		-
Total Tier 1 Capital (Regulatory)	$	1,454,261	$	1,639,994	$	1,678,208	$	1,703,626	$	1,692,633	$	1,695,776
Qualifying Subordinated Debentures		143,074		143,132		143,147		132,174		98,176		78,236
Allowance for Loan Losses includible in Tier 2 Capital		175,059		183,106		184,046		185,324		185,639		189,697
Total Risk-Based Capital (Regulatory)	$	1,772,394	$	1,966,232	$	2,005,401	$	2,021,124	$	1,976,448	$	1,963,709
Net Risk-Weighted Assets (Regulatory)	$	13,918,947	$	14,590,561	$	14,683,329	$	14,787,474	$	14,818,838	$	15,161,104
Total Risk-Based Capital Ratio (Regulatory)		**12.73%**		**13.48%**		**13.66%**		**13.67%**		**13.34%**		**12.95%**
Common Equity Tier 1 Capital Ratio												
Total Tier 1 Capital (Regulatory)	$	1,454,261	$	1,639,994	$	1,678,208	$	1,703,626	$	1,692,633	$	1,695,776
Less: Qualified Capital Securities		(25,000)		(25,000)		(25,000)		(25,000)		(25,000)		(25,000)
Add: Additional Tier 1 Capital Deductions		-		-		-		-		-		-
Common Equity Tier 1 Capital (Regulatory)	$	1,429,261	$	1,614,994	$	1,653,208	$	1,678,626	$	1,667,633	$	1,670,776
Net Risk-Weighted Assets (Regulatory)	$	13,918,947	$	14,590,561	$	14,683,329	$	14,787,474	$	14,818,838	$	15,161,104
Common Equity Tier 1 Capital Ratio (Regulatory)		**10.27%**		**11.07%**		**11.26%**		**11.35%**		**11.25%**		**11.02%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation
Helping you prosper
31

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	2Q22	2Q23	3Q23	4Q23	1Q24	2Q24
Total Stockholders' Equity (GAAP)	$ 1,977,641	$ 2,145,565	$ 2,092,644	$ 2,247,713	$ 2,224,803	$ 2,212,525
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(753,649)	(743,465)	(741,283)	(739,101)	(737,144)	(735,373)
Tangible Common Equity (non-GAAP)	$ 1,198,867	$ 1,376,975	$ 1,326,236	$ 1,483,487	$ 1,462,534	$ 1,452,027
Total Assets (GAAP)	$ 17,780,492	$ 18,032,256	$ 18,078,263	$ 18,405,887	$ 18,317,803	$ 18,303,423
Less: Intangible Assets	(753,649)	(743,465)	(741,283)	(739,101)	(737,144)	(735,373)
Tangible Assets (non-GAAP)	$ 17,026,843	$ 17,288,791	$ 17,336,980	$ 17,666,786	$ 17,580,659	$ 17,568,050
Tangible Common Equity Ratio (non-GAAP)	**7.04%**	**7.96%**	**7.65%**	**8.40%**	**8.32%**	**8.27%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20
Total Stockholders' Equity (GAAP)	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)
Tax Benefit	4,973	6,085	6,278	5,930	6,788	5,017	7,257	5,989
Tangible Common Equity, Net of Tax (non-GAAP)	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616
Common Shares Outstanding	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359
Tangible Common Equity per Share (non-GAAP)	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**

Tangible Common Equity Per Share	4Q21	2Q22	4Q22	2Q23	3Q23	4Q23	1Q24	2Q24
Total Stockholders' Equity (GAAP)	$ 1,912,571	$ 1,977,641	$ 2,034,770	$ 2,145,565	$ 2,092,644	$ 2,247,713	$ 2,224,803	$ 2,212,525
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(570,860)	(753,649)	(747,844)	(743,465)	(741,283)	(739,101)	(737,144)	(735,373)
Tax Benefit	4,875	8,692	7,702	6,760	6,290	5,819	5,398	5,020
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,346,461	$ 1,207,559	$ 1,269,503	$ 1,383,735	$ 1,332,526	$ 1,489,306	$ 1,467,932	$ 1,457,047
Common Shares Outstanding	53,410,411	59,059,866	59,170,583	59,297,148	59,398,022	59,424,122	58,564,819	58,045,653
Tangible Common Equity per Share (non-GAAP)	**$ 25.21**	**$ 20.45**	**$ 21.45**	**$ 23.34**	**$ 22.43**	**$ 25.06**	**$ 25.07**	**$ 25.10**

First Merchants Corporation
Helping you prosper

32

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2013	2014	2015	2016	2017	2018	2019
Total Average Stockholders' Equity (GAAP)	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615
Less: Average Preferred Stock	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868
Net Income Available to Common Stockholders (GAAP)	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460
Plus: Intangible Asset Amortization, Net of Tax	892	1,395	1,720	2,542	3,670	5,307	4,736
Tangible Net Income (non-GAAP)	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196
Return on Tangible Common Equity (non-GAAP)	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**

Return on Tangible Common Equity	2020	2021	2022 YTD	2022	2Q23	2023 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,825,135	$ 1,866,632	$ 1,956,532	$ 1,972,445	$ 2,139,877	$ 2,111,658
Less: Average Preferred Stock	(125)	(125)	(12,625)	(18,875)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(569,377)	(567,512)	(656,042)	(699,803)	(737,489)	(738,334)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,255,633	$ 1,298,995	$ 1,287,865	$ 1,253,767	$ 1,377,263	$ 1,348,199
Net Income Available to Common Stockholders (GAAP)	$ 148,600	$ 205,531	$ 87,108	$ 220,683	$ 60,393	$ 124,003
Plus: Intangible Asset Amortization, Net of Tax	4,730	4,540	2,898	6,537	1,724	3,458
Tangible Net Income (non-GAAP)	$ 153,330	$ 210,071	$ 90,006	$ 227,220	$ 62,117	$ 127,461
Return on Tangible Common Equity (non-GAAP)	**12.21%**	**16.17%**	**13.98%**	**18.12%**	**18.04%**	**18.91%**

Return on Tangible Common Equity	3Q23	4Q23	2023	1Q24	2Q24	2024 YTD
Total Average Stockholders' Equity (GAAP)	$ 2,154,232	$ 2,130,993	$ 2,127,262	$ 2,242,139	$ 2,203,361	$ 2,222,750
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(735,787)	(734,007)	(736,601)	(732,432)	(730,980)	(731,706)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,393,320	$ 1,371,861	$ 1,365,536	$ 1,484,582	$ 1,447,256	$ 1,465,919
Net Income Available to Common Stockholders (GAAP)	$ 55,898	$ 42,010	$ 221,911	$ 47,472	$ 39,456	$ 86,928
Plus: Intangible Asset Amortization, Net of Tax	1,724	1,724	6,906	1,546	1,399	2,945
Tangible Net Income (non-GAAP)	$ 57,622	$ 43,734	$ 228,817	$ 49,018	$ 40,855	$ 89,873
Return on Tangible Common Equity (non-GAAP)	**16.54%**	**12.75%**	**16.76%**	**13.21%**	**11.29%**	**12.26%**

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